EXHIBIT 24
LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Stephanie H. Boyse	Director	January 29, 2010
Stephanie H. Boyse

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ James D. Buhr	Director	February 2, 2010
James D. Buhr

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ John H. Foss	Director	February 8, 2010
John H. Foss

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Norman G. Herbert	Director	February 3, 2010
Norman G. Herbert

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ David S. Hickman	Director,	January 29, 2010
David S. Hickman	Chairman of the Board

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ James C. Lawson	Director	January 30, 2010
James C. Lawson

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Donald J. Martin	Director	February 1, 2010
Donald J. Martin

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ David E. Maxwell	Director	February 3, 2010
David E. Maxwell

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and David S. Hickman, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Len M. Middleton	Director	February 10, 2010
Len M. Middleton